iShares®

iShares Trust

Supplement dated December 15, 2020 (the “Supplement”)

to the Statement of Additional Information (“SAI”), dated September 1, 2020

(as revised December 7, 2020), for the funds listed in the table below (collectively, the “Funds” and each a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for each Fund.

The Board of Trustees of iShares Trust has authorized the following stock split for each Fund at the ratios indicated below. The stock split will be effectuated no earlier than April 1, 2021:

Fund Name	Ticker	Proposed Forward Split Ratio
iShares Morningstar Small-Cap ETF	JKJ	4:1
iShares Morningstar Small-Cap Value ETF	JKL	3:1
iShares Morningstar Small-Cap Growth ETF	JKK	6:1
iShares Morningstar Mid-Cap ETF	JKG	4:1
iShares Morningstar Mid-Cap Value ETF	JKI	3:1
iShares Morningstar Mid-Cap Growth ETF	JKH	6:1
iShares Morningstar Large-Cap Growth ETF	JKE	5:1
iShares Morningstar Large-Cap Value ETF	JKF	2:1
iShares Morningstar Large-Cap ETF	JKD	4:1

The Creation Unit size for each Fund will remain 50,000 shares per unit.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.	IS-A-M*-SPLIT-NTC-1220